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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 18, 1999

                CHASE MANHATTAN BANK - FIRST UNION NATIONAL BANK
                            COMMERCIAL MORTGAGE TRUST
                ------------------------------------------------
                           (Exact Name of Registrant)

         New York                        333-05271               13-3728743
-----------------------------   ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

                   380 Madison Avenue, New York                10017-2951
                   ---------------------------------------     -----------
                   (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 622-3510

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Item 5. Other Events:

      On or about 11/18/99, Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 1999-1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

      Copies of the Trustee's Report to Certificateholders with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c). Exhibits

           Exhibits     Description
           --------     -----------

           20.1 Monthly Reports with respect to the November 18, 1999 distribution

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 8, 1999

                                Chase Commercial Mortgage
                                Securities Corp.


                                By: /s/ Geoffrey A. Souter
                                ---------------------------------------
                                Name: Geoffrey A. Souter
                                Title: Assistant Vice President

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                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

20.1 Monthly Reports with respect to the distribution to certificateholders on November 18, 1999.